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                                                                   EXHIBIT 10.27


                     JACK DYMOND LATHING COMPANY (LESSOR)
                 EDUCATIONAL INDUSTRIAL SYSTEMS, INC. (LESSEE)

                                FIRST AMENDMENT
                        To Lease dated February 7, 1992

This AMENDMENT to lease is entered into this fifth day of October 1995 by and between Jack Dymond Lathing Company (LESSOR) and Educational Industrial Systems, Inc. (LESSEE) for premises at 140 E. Dana St., Mountain View, CA.

WHEREAS, Lessor and Lessee agree to modify the lease;

NOW THEREFORE, the parties agree that this amendment modifies the terms and conditions of the lease. In the event of any conflict between this Amendment and the Lease, the provisions of this Amendment shall govern:


1. Article 1. Demised premises and common areas; delete paragraph 1.01 and add the following:

     "Lessor does hereby lease to Lessee and Lessee does hereby rent from Lessor, all of the Industrial Building consisting of approximately 15,500 square feet as shown on the drawing attached hereto as Exhibit "A" and made a part hereof (the "Demised Premises"), together with the right to use the common areas of the Industrial Building as hereinafter described. The parties hereby stipulate and agree that the Demised Premises constitutes 100% of the total leasable floor area of the Industrial Building."


2. Article 2. Term; Delete paragraph 2.01 and add the following: "The term of this lease shall be for a period of six (6) years, commencing December 1, 1995, and terminating November 30, 2001, unless sooner terminated as provided herein."

     Paragraph 2.03, line four, delete "five (5) years" and add "four (4) years".


3. Article 3. Rent; Delete paragraph 3.01 and add the following: "Lessee shall pay to Lessor as base rent for the Demised Premises, in lawful money of the United States, payable in advance on or before the first day of each calendar month without any deduction, offset or demand, the following amounts: (a) During the first three years of the lease term, the base rent shall be the sum of Eleven thousand one hundred-sixty dollars and 00/100 ($11,160.00).

     Paragraph 3.01 (a), line two; delete "6th year", and add "4th year". Line 16, 17, 18 delete in its entirety and add; "In no event shall the rent increase more than 6% over the base rent for the one time increase in the 4th year of this lease."

     Paragraph 3.01 (b), line two; delete five (5) years; add four (4) years.

     Paragraph 3.01 (c) delete lines two through five; add "of this lease for
     (4) four years, beginning on the expiration of the original term of this lease with the exception of rent
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     which shall be the last rent paid by Lessee plus an increase based on the
     Consumer Price Index (San Francisco Area) for years (4) four through (6) six of the Lease." Line 18; delete seven (7) years; add six (6) years.

4. Article 4. Security Deposit; paragraph 4.01, line 1; delete ($8,624.00), add $11,160.00.


5.   Article 7. Utilities; paragraph 7.01 (a), line 1; delete 72.32%, add 100%.

6. Article 8. Indemnity and Insurance; paragraph 8.03, line 13; delete 72.32%, add 100%.

7. Article 10. Taxes and Assessments; paragraph 10.01, line 1; delete 72.32%, add 100%.


8. Article 12. Damage or Destruction; paragraph 12.02 (b) line 4; change the word "injured" to "insured."

9. Tenant Improvements: Lessee shall take the additional 4300 square feet in an "as is" condition with the exception of cleaning the floor and painting the walls in the offices.


10. All other terms and conditions of the subject lease are hereby ratified and confirmed.

IN WITNESS, WHEREOF, the parties hereto have executed these presents as of the day and year first above mentioned.

LESSOR:                                   LESSEE:
Jack Dymond Lathing Co.                   Educational Industrial Systems, Inc.

BY: /s/ ROBERT MEREDITH                   BY: /s/ FRANK DIGIROLAMO
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DATE:                                     DATE:
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